SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 20, 2005


                                   AT&T CORP.
               (Exact Name of Registrant as Specified in Charter)

                                    New York

                 (State or Other Jurisdiction of Incorporation)

                                1-1105 13-4924710
     (Commission File Number)             (IRS Employer Identification No.)


                     One AT&T Way
              Bedminster, New Jersey                       07921
           (Address of Principal Executive              (Zip Code)
            Offices)


       Registrant's telephone number, including area code: (908) 221-2000

                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement

     On April 20, 2005, our Board of Directors approved the standard annual award of AT&T restricted stock units to each non-employee Director who is elected to the Board of Directors at the AT&T 2005 Annual Meeting of Shareholders. The date of grant will be the date of such Annual Meeting, currently expected to occur in June 2005, and the value of the grant will be $100,000 based on the price of AT&T common stock on the date of the grant. The Company is filing as an exhibit to this Form 8-K the form of restricted stock unit award agreement that the Board of Directors has approved for awards to non-employee Directors during 2005.

SECTION 2.  FINANCIAL INFORMATION

Item 2.02.  Results of Operations and Financial Condition

On April 21, 2005, AT&T Corp. issued a press release announcing its first quarter 2005 financial results. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.

The following exhibits are being filed or furnished herewith:

Exhibit No.     Description

10              Form  of Restricted Stock Unit Award  Agreement for Non-Employee
                Directors

99.1 Press Release of AT&T Corp. dated April 21, 2005 announcing AT&T Corp.'s financial results for its first quarter 2005

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AT&T CORP.




                                       /s/  Robert S. Feit
                                       ----------------------------------
                                       By:  Robert S. Feit
                                            Vice President - Law and Secretary


April 21, 2005

                                  EXHIBIT INDEX

Exhibit No.     Description

10              Form  of Restricted Stock Unit  Award Agreement for Non-Employee
                Directors

99.1 Press Release of AT&T Corp. dated April 21, 2005 announcing AT&T Corp.'s financial results for its first quarter 2005